                                                                    EXHIBIT 99.2

                    ALPHA TECHNOLOGIES GROUP, INC. (ALPHA)

                            PRO FORMA BALANCE SHEET

                                APRIL 30, 1995

                                (In Thousands)

                                  (Unaudited)


                                                                          Pro Forma        Pro Forma
                                                Alpha     Specialty (a)  Adjustments       Combined
                                              --------   --------------  -----------     ------------
ASSETS

CURRENT ASSETS:
   Cash and cash equivalents                     $ 5,769       $    2      ($2,560)(b)      $  3,211
   Marketable securities                             778            -                            778
   Accounts receivable, net                        9,714        1,505          (42)(c)        11,177
   Inventory, net                                  8,146          115                          8,261
   Prepaid expenses                                  986            -                            986
                                                 -------       ------      -------          --------
                Total current assets              25,393        1,622       (2,602)           24,413

PROPERTY AND EQUIPMENT                             6,066        1,650                          7,716
   Less- Accumulated depreciation                   (725)           -                           (725)
                                                 -------       ------      -------          --------

                Property and equipment, net        5,341        1,650            0             6,991

GOODWILL, net                                      2,258          350                          2,608

OTHER ASSETS, net                                  1,656            5                          1,661
                                                 -------       ------      -------          --------
                Total assets                     $34,648       $3,627      ($2,602)         $ 35,673
                                                 =======       ======      =======          ========

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
   Accounts payable                                4,864        1,065          (42)(c)         5,887
   Accrued compensation and related
     benefits                                      1,664            -                          1,664
   Other accrued liabilities                       1,742            -                          1,742
   Current portion of long-term debt                 419            -                            419
   Current portion of other long-term liabilities    893            -                            893
   Intercompany                                        -        2,560       (2,560)(b)             0
                                                 -------       ------      -------          --------
                Total current liabilities          9,582        3,625       (2,602)           10,605

LONG-TERM DEBT                                     6,392            -                          6,392

OTHER LONG-TERM LIABILITIES                        1,394            -                          1,394

MINORITY INTEREST                                  1,480            -                          1,480

STOCKHOLDERS' EQUITY:
   Common stock                                      204            2                            206
   Additional paid-in capital                     38,804            -                         38,804
   Retained earnings (deficit)                   (20,355)           -                        (20,355)
   Unrealized gain on marketable securities,
    net of income taxes                              146            -                            146
   Treasury stock, at cost                        (2,999)           -                         (2,999)
                                                 -------       ------      -------          --------
                Total stockholders' equity        15,800            2            0            15,802
                                                 -------       ------      -------          --------
                Total liabilities stockholders'
                  equity                         $34,648     $  3,627      ($2,602)         $ 35,673
                                                 =======       ======      =======          ========


See the accompanying notes to pro forma financial statements and the Alpha Technologies Group, Inc. (filed as Synercom Technology, Inc.) 1994 Annual Report and April 30, 1995 Form 10-QSB.

                    ALPHA TECHNOLOGIES GROUP, INC. (ALPHA)

                          PRO FORMA INCOME STATEMENT

                    FOR THE SIX MONTHS ENDED APRIL 30, 1995

                   (In Thousands, Except Per Share Amounts)

                                  (Unaudited)


                                                                           Pro Forma        Pro Forma
                                               Alpha     Specialty (a)    Adjustments       Combined
                                             --------   --------------   -------------     -----------
SALES                                         $27,161        $3,016         ($261)(d)        $29,916
COST OF SALES                                  19,934         2,561          (222)(d)         22,273
                                              -------        ------         ------           -------
         Gross profit                           7,227           455           (39)             7,643
EXPENSES:
   Research and development                       545             -                              545
   Selling, general and administrative          5,364           220            95 (e)          5,679
                                              -------        ------         ------           -------
         Total operating expenses               5,909           220            95              6,224
                                              -------        ------         ------           -------
INCOME FROM CONTINUING OPERATIONS               1,318           235          (134)             1,419
INTEREST, INVESTMENT AND OTHER INCOME             226             1           (64)(f)            163
INTEREST EXPENSE                                 (318)          (69)           33 (g)           (354)
                                              -------        ------         ------           -------
INCOME FROM CONTINUING OPERATIONS BEFORE
   PROVISION FOR INCOME TAXES AND MINORITY
   INTEREST                                     1,226           167          (165)             1,228
PROVISION (BENEFIT) FOR INCOME TAXES              278             1                              279
                                              -------        ------         ------           -------
INCOME FROM CONTINUING OPERATIONS BEFORE
   MINORITY INTEREST                              948           166          (165)               949
LESS: MINORITY INTEREST                           (96)            -                              (96)
                                              -------        ------         ------           -------
NET INCOME                                    $   852        $  166         ($165)           $   853
                                              =======        ======         ======           =======
INCOME PER SHARE (6,533 shares)                 $0.13                                          $0.13
                                              =======                                        =======

See the accompanying notes to pro forma financial statements and the Alpha Technologies Group, Inc. (filed as Synercom Technology, Inc.) Annual Report and April 30, 1995, Form 10-QSB.

                    ALPHA TECHNOLOGIES GROUP, INC. (ALPHA)

                          PRO FORMA INCOME STATEMENT

                      FOR THE YEAR ENDED OCTOBER 31, 1994

                   (In Thousands, Except Per Share Amounts)

                                  (Unaudited)


                                                                           Pro Forma      Pro Forma
                                               Alpha     Specialty (a)    Adjustments     Combined
                                             --------    -------------    -----------    ----------
SALES                                         $30,145        $5,592         ($540)(d)      $35,197
COST OF SALES                                  20,627         4,520          (437)(d)       24,710
                                              -------        ------         ------         -------
         Gross profit                           9,518         1,072          (103)          10,487
EXPENSES:
   Research and development                       674             -                            674
   Selling, general and administrative          6,572           469           188 (e)        7,229
                                              -------        ------         ------         -------
         Total operating expenses               7,246           469           188            7,903
                                              -------        ------         ------         -------
INCOME FROM CONTINUING OPERATIONS               2,272           603          (291)           2,584
INTEREST, INVESTMENT AND OTHER INCOME             315           (13)          (68)(f)          234
INTEREST EXPENSE                                 (131)         (143)           57 (g)         (217)
                                              -------        ------         ------         -------
INCOME FROM CONTINUING OPERATIONS BEFORE
   PROVISION FOR INCOME TAXES AND MINORITY
   INTEREST                                     2,456           447          (302)           2,601
PROVISION (BENEFIT) FOR INCOME TAXES             (860)            1            13 (h)         (846)
                                              -------        ------         ------         -------
INCOME FROM CONTINUING OPERATIONS BEFORE
   MINORITY INTEREST                            3,316           446          (315)           3,447
LESS: MINORITY INTEREST                          (384)            -                           (384)
GAIN ON SALE OF DISCONTIUNED OPERATION          1,380             -                          1,380
INCOME FROM DISCONTINUED OPETATION                978             -                            978
                                              -------        ------         ------         -------
NET INCOME                                    $ 5,290        $  446         ($315)         $ 5,421
                                              =======        ======         ======         =======
INCOME PER SHARE (6,344 shares)                 $0.83                                        $0.85
                                              =======                                      =======

See the accompanying notes to pro forma financial statements and the Alpha Technologies Group, Inc. (filed as Synercom Technolgoy, Inc.) 1994 Annual Report and April 30, 1995, Form 10-QSB.

                         ALPHA TECHNOLOGIES GROUP, INC.
                         ------------------------------

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                    ---------------------------------------



a) Basis of presentation - Specialty Extrusion Ltd. (Specialty) represents condensed financial information as of June 30, 1995, for the assets purchased and liabilities assumed, including the purchase price allocations, and does not include other assets and liabilities that were not acquired or assumed. The income statements presented for Specialty Extrusion Ltd. represent the six months in the period ended March 31, 1995, and the year ended December 31, 1994.

b) Adjustment represents the reduction of cash to finance the acquisition of Specialty including the payment of certain debt and the elimination of the intercompany balance at Specialty.

c) Adjustment represents the elimination of intercompany accounts receivables and payables.

d) Adjustment represents the elimination of intercompany profit on sales by Specialty.

e) Adjustment represents depreciation on fixed assets purchased and amortization of goodwill resulting from the acquisition.

f) Adjustment represents interest income that would not have been earned for the respective periods on funds used to finance the acquisition.

g) Adjustment represents interest expense on two bank notes, a term note and an accounts receivable revolving note, which were eliminated at the date of acquisition.

h) Adjustment represents federal income tax expense on the earnings of Specialty and federal income tax expense for the adjustments to income as a result of the acquisition.